Exhibit 99.2

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data)

	2016				2015
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Statement of Income Data
Total interest income	$31,567	$30,005	$30,732	$28,318	$27,552
Total interest expense	2,535	2,388	2,374	2,375	2,256
Net interest income	29,032	27,617	28,358	25,943	25,296
Provision for loan losses	(752)	71	(789)	(9)	(2,127)
Total noninterest income	31,332	43,962	38,356	31,035	24,109
Total noninterest expense	47,319	55,529	50,595	41,347	41,880
Net income before income taxes	13,797	15,979	16,908	15,640	9,652
Income tax expense	4,787	14,772	1,133	1,041	461
Net income	$9,010	$1,207	$15,775	$14,599	$9,191
Net interest income (tax—equivalent basis)	$29,686	$28,213	$28,967	$26,445	$28,042
Pro forma net income	$9,010	$10,033	$10,576	$9,803	$5,935
Pro forma core net income*	$10,484	$12,935	$13,151	$9,709	$8,053
Per Common Share
Diluted net income	$0.37	$0.07	$0.92	$0.85	$0.53
Pro forma net income- diluted	$0.37	$0.55	$0.62	$0.57	$0.35
Pro forma core net income- diluted*	$0.43	$0.71	$0.77	$0.57	$0.47
Book value	13.71	13.73	15.47	14.74	13.78
Tangible book value	11.58	11.56	12.41	11.65	10.66
Weighted average number of shares-diluted	24,500,943	18,332,192	17,180,000	17,180,000	17,180,000
Period-end number of shares	24,107,660	23,975,122	17,180,000	17,180,000	17,180,000
Selected Balance Sheet Data
Cash and due from banks	$50,157	$51,292	$52,122	$51,133	$53,893
Loans held for investment	1,848,784	1,793,343	1,750,304	1,712,386	1,701,863
Allowance for loan losses	(21,747)	(23,290)	(23,734)	(24,431)	(24,460)
Loans held for sale	507,442	486,601	322,249	233,110	273,196
Available-for-sale securities, fair value	582,183	553,357	550,307	587,377	649,387
Foreclosed real estate, net	7,403	8,964	9,902	10,533	11,641
Total assets	3,276,881	3,187,180	2,917,958	2,855,563	2,899,420
Total deposits	2,671,562	2,640,072	2,514,297	2,469,133	2,438,474
Core deposits*	2,611,438	2,575,797	2,455,298	2,417,089	2,386,154
Borrowings	194,892	125,291	55,785	56,201	74,616
Total shareholders' equity	330,498	329,108	265,768	253,236	236,674
Selected Ratios
Return on average:
Assets	1.12%	0.16%	2.19%	2.03%	1.29%
Shareholders' equity	11.24%	1.74%	24.42%	23.79%	15.59%
Tangible common equity*	13.40%	2.14%	30.64%	30.35%	20.14%
Pro forma return on average:
Assets	1.12%	1.32%	1.47%	1.37%	0.83%
Shareholders' equity	11.24%	14.43%	16.37%	15.97%	10.07%
Tangible common equity*	13.40%	17.79%	20.55%	20.38%	13.01%
Average shareholders' equity to average assets	9.95%	9.17%	8.96%	8.55%	8.25%
Net interest margin (tax-equivalent basis)	3.99%	4.05%	4.40%	4.03%	3.85%
Core efficiency ratio (tax-equivalent basis)*	73.72%	69.65%	67.80%	71.59%	77.16%
Loans held for investment to deposit ratio	69.20%	67.93%	69.61%	69.35%	69.79%
Total loan to deposit ratio	88.20%	86.36%	82.43%	78.79%	81.00%
Yield on interest-earning assets	4.33%	4.40%	4.74%	4.39%	4.19%
Cost of interest-bearing liabilities	0.49%	0.48%	0.46%	0.48%	0.46%
Cost of total deposits	0.29%	0.30%	0.28%	0.29%	0.28%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans held for investment	1.18%	1.30%	1.36%	1.43%	1.44%
Net (charge-off's) recoveries as a percentage of average total loans held for investment	(0.17)%	(0.12)%	0.02%	(0.00)%	(0.14)%
Nonperforming assets as a percentage of total assets	0.58%	0.68%	0.78%	0.83%	0.86%
Preliminary capital ratios (Consolidated)			`
Shareholders' equity to assets	10.09%	10.33%	9.11%	8.87%	8.16%
Tangible common equity to tangible assets*	8.65%	8.84%	7.44%	7.14%	6.43%
Tier 1 capital (to average assets)	10.06%	10.32%	7.98%	7.81%	7.64%
Tier 1 capital (to risk-weighted assets	12.21%	12.37%	9.57%	9.68%	9.58%
Total capital (to risk-weighted assets)	13.04%	13.32%	11.00%	11.21%	11.15%
Common Equity Tier 1 (to risk-weighted assets) (CET1)	11.05%	11.16%	8.30%	8.35%	8.23%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures contained in the corresponding earnings release.

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Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data)

						Q4 2016	Q4 2016
						-	-
	2016				2015	Q3 2016	Q4 2015
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$28,125	$26,550	$26,878	$24,312	$23,620	5.93%	19.07%
Interest on securities
Taxable	2,350	2,402	2,849	3,045	3,108	-2.16%	-24.39%
Tax-exempt	947	875	845	705	685	8.23%	38.25%
Other	145	178	108	180	139	-18.54%	4.32%
Total interest income	31,567	30,005	30,680	28,242	27,552	5.21%	14.57%
Interest expense:
Deposits
Demand and savings accounts	1,387	1,340	1,289	1,397	1,318	3.51%	5.24%
Time deposits	551	575	441	362	306	-4.17%	80.07%
Short-term borrowings	20	13	29	59	169	53.85%	-88.17%
Long-term debt	577	460	563	481	463	25.43%	24.62%
Total interest expense	2,535	2,388	2,322	2,299	2,256	6.16%	12.37%
Net interest income	29,032	27,617	28,358	25,943	25,296	5.12%	14.77%
Provision for loan losses	(752)	71	(789)	(9)	(2,127)	-1159.15%	-64.65%
Net interest income after provision for loan losses	29,784	27,546	29,147	25,952	27,423	8.12%	8.61%
Noninterest income:
Mortgage banking income	26,177	36,938	30,133	24,503	19,109	-29.13%	36.99%
Service charges on deposit accounts	1,880	1,870	2,276	1,983	2,149	0.53%	-12.52%
ATM and interchange fees	2,035	1,814	1,907	2,035	2,026	12.18%	0.44%
Investment services income	829	857	958	693	796	-3.27%	4.15%
Gain on sale of securities	-	416	2,591	1,400	2	-100.00%	-100.00%
(Loss) gain on sales or write-downs of foreclosed assets	(222)	1,646	(131)	(11)	(274)	-113.49%	-18.98%
(Loss) gain on other assets	(127)	7	(123)	140	(13)	-1914.29%	876.92%
Other income	760	414	745	292	314	83.57%	142.04%
Total noninterest income	31,332	43,962	38,356	31,035	24,109	-28.73%	29.96%
Total revenue	60,364	71,579	66,714	56,978	49,405	-15.67%	22.18%
Noninterest expenses:
Salaries, commissions and employee benefits	29,506	34,010	26,688	23,788	23,103	-13.24%	27.72%
Occupancy and equipment expense	3,044	3,171	3,226	3,170	2,885	-4.01%	5.51%
Legal and professional fees	810	816	856	1,032	961	-0.74%	-15.71%
Data processing	1,490	1,294	669	728	533	15.15%	179.55%
Merger and conversion	-	1,122	1,540	606	2,965	-100.00%	-100.00%
Amortization of core deposit intangibles	527	526	527	552	510	0.19%	3.33%
Amortization of mortgage servicing rights	2,100	2,796	1,968	1,457	1,058	-24.89%	98.49%
(Recovery of) impairment of mortgage servicing rights	(3,411)	2,402	4,914	773	194	-242.01%	-1858.25%
Loss on sale of mortgage servicing rights		-	-	-	-	100.00%	100.00%
Regulatory fees and deposit insurance assessments	471	465	529	487	725	1.29%	-35.03%
Software license and maintenance fees	513	503	1,349	509	576	1.99%	-10.94%
Advertising	2,537	2,220	3,601	2,250	1,991	14.28%	27.42%
Other expense	5,285	6,204	4,728	5,995	6,379	-14.81%	-17.15%
Total noninterest expense	47,319	55,529	50,595	41,347	41,880	-14.79%	12.99%
Net income before income taxes	13,797	15,979	16,908	15,640	9,652	-13.66%	42.94%
Income tax expense	4,787	14,772	1,133	1,041	461	-67.59%	938.39%
Net income	$9,010	$1,207	$15,775	$14,599	$9,191	646.48%	-1.97%
Weighted average common shares outstanding:
Basic	23,977,028	18,259,128	17,180,000	17,180,000	17,180,000	31.32%	39.56%
Fully diluted	24,500,943	18,332,192	17,180,000	17,180,000	17,180,000	33.65%	42.61%
Earnings per share
Basic	$0.38	$0.07	$0.92	$0.85	$0.53	468.46%	-29.76%
Fully diluted	$0.37	$0.07	$0.92	$0.85	$0.53	458.53%	-31.26%

Pro Forma:
Income tax expense	$4,787	$5,946	$6,332	$5,837	$3,717
Net income	$9,010	$10,033	$10,576	$9,803	$5,935
Earnings per share
Basic	$0.38	$0.55	$0.62	$0.57	$0.35
Fully diluted	$0.37	$0.55	$0.62	$0.57	$0.35

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Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data)

	For the year ended
	December 31,
	2016	2015	Percent variance
Interest income:
Interest and fees on loans	$105,865	$87,723	20.68%
Interest on securities
Taxable	10,646	11,783	-9.65%
Tax-exempt	3,372	2,808	20.09%
Other	611	468	30.56%
Total interest income	120,494	102,782	17.23%
Interest expense:
Deposits
Demand and savings accounts	5,413	4,733	14.37%
Time deposits	1,929	1,559	23.73%
Short-term borrowings	121	712	-83.01%
Long-term debt	2,081	1,906	9.18%
Total interest expense	9,544	8,910	7.12%
Net interest income	110,950	93,872	18.19%
Provision for loan losses	(1,479)	(3,064)	-51.73%
Net interest income after provision for loan losses	112,429	96,936	15.98%
Noninterest income:
Mortgage banking income	117,751	70,190	67.76%
Service charges on deposit accounts	8,009	7,389	8.39%
ATM and interchange fees	7,791	6,536	19.20%
Investment services income	3,337	3,260	2.36%
Bargain purchase gain	-	2,794	-100.00%
Gain on sale of securities	4,407	1,844	138.99%
Gain (loss) on sales or write-downs of foreclosed assets	1,282	(317)	-504.42%
(Loss) gain on other assets	(103)	(393)	-73.79%
Other income	2,211	1,077	105.29%
Total noninterest income	144,685	92,380	56.62%
Total revenue	255,635	186,252	37.25%
Noninterest expenses:
Salaries, commissions and employee benefits	113,992	84,214	35.36%
Occupancy and equipment expense	12,611	10,777	17.02%
Legal and professional fees	3,514	3,355	4.74%
Data processing	4,181	2,053	103.65%
Merger and conversion	3,268	3,543	-7.76%
Amortization of core deposit intangibles	2,132	1,731	23.17%
Amortization of mortgage servicing rights	8,321	2,601	219.92%
Impairment of mortgage servicing rights	4,678	194	2311.34%
Loss on sale of mortgage servicing rights	4,447	-	100.00%
Regulatory fees and deposit insurance assessments	1,952	2,190	-10.87%
Software license and maintenance fees	2,874	1,986	44.71%
Advertising	10,608	7,866	34.86%
Other expense	22,212	17,982	23.52%
Total noninterest expense	194,790	138,492	40.65%
Net income before income taxes	62,324	50,824	22.63%
Income tax expense	21,733	2,968	632.24%
Net income	$40,591	$47,856	-15.18%
Weighted average common shares outstanding:
Basic	19,165,182	17,180,000
Fully diluted	19,312,174	17,180,000
Earnings per share
Basic	$2.12	$2.79
Fully diluted	$2.10	$2.79

Pro Forma:
Income tax expense	22,941	17,829
Net income	39,383	32,995
Earnings per share
Basic	$2.05	$1.92
Fully diluted	$2.04	$1.92

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Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except Share Data)

						Q4 2016
						-
	2016				2015	Q4 2015
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance
ASSETS
Cash and due from banks	$50,157	$51,292	$52,122	$51,133	$53,893	-6.93%
Federal funds sold	13,037	8,848	13,415	11,662	21,628	-39.72%
Interest bearing deposits in financial institutions	73,133	57,157	23,382	51,766	22,202	229.40%
Cash and cash equivalents	136,327	117,297	88,919	114,561	97,723	39.50%
Investments:
Available-for-sale securities, at fair value	582,183	553,357	550,307	587,377	649,387	-10.35%
Federal Home Loan Bank stock, at cost	7,743	6,528	6,528	6,528	6,528	18.61%
Loans held for sale, at fair value	507,442	486,601	322,249	233,110	273,196	85.74%
Loans	1,848,784	1,793,343	1,750,304	1,712,386	1,701,863	8.63%
Less: allowance for loan losses	21,747	23,290	23,734	24,431	24,460	-11.09%
Net loans	1,827,037	1,770,053	1,726,570	1,687,955	1,677,403	8.92%
Premises and equipment, net	66,651	65,882	65,686	66,530	65,892	1.15%
Foreclosed real estate, net	7,403	8,964	9,902	10,533	11,641	-36.41%
Interest receivable	7,241	7,040	6,627	7,293	6,763	7.07%
Mortgage servicing rights, net	32,070	46,291	40,382	36,611	29,711	7.94%
Goodwill	46,867	46,867	46,867	46,867	46,904	-0.08%
Core deposit intangible, net	4,563	5,090	5,616	6,143	6,695	-31.84%
Other assets	51,354	73,210	48,305	52,055	27,577	86.22%
Total assets	$3,276,881	$3,187,180	$2,917,958	$2,855,563	$2,899,420	13.02%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Demand deposits
Noninterest-bearing	$697,072	$726,248	$680,165	$617,663	$626,955	11.18%
Interest-bearing	1,449,382	1,382,981	1,304,606	1,316,289	1,273,438	13.82%
Savings deposits	134,077	131,819	129,944	220,401	212,522	-36.91%
Time deposits	391,031	399,024	399,582	314,780	325,559	20.11%
Total deposits	2,671,562	2,640,072	2,514,297	2,469,133	2,438,474	9.56%
Securities sold under agreements to repurchase	21,561	29,137	29,278	40,389	105,133	-79.49%
Short-term borrowings	150,000	80,000	—	—	18,000	733.33%
Long-term debt	44,892	45,291	55,785	56,201	56,616	-20.71%
Deferred tax liability	13,691	15,457	2,215	2,002	713	1820.20%
Accrued expenses and other liabilities	44,677	48,115	50,615	34,602	43,810	1.98%
Total liabilities	2,946,383	2,858,072	2,652,190	2,602,327	2,662,746	10.65%
Shareholders' equity:
Common stock, $1 par vlaue	24,109	23,975	17,180	17,180	17,180	40.33%
Additional paid-in capital	213,479	211,765	94,544	94,544	94,544	125.80%
Retained earnings	93,784	84,774	143,567	132,092	122,493	-23.44%
Accumulated other comprehensive (loss) income, net	(874)	8,594	10,477	9,420	2,457	-135.57%
Total shareholders' equity	330,498	329,108	265,768	253,236	236,674	39.64%
Total liabilities and shareholders' equity	$3,276,881	$3,187,180	$2,917,958	$2,855,563	$2,899,420	13.02%

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Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2016			September 30, 2016			June 30, 2016
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$1,811,136	24,001	5.27%	$1,750,300	23,633	5.37%	1,736,493	24,843	5.75%
Loans held for sale	510,219	4,167	3.25%	409,736	2,948	2.86%	276,943	2,099	3.05%
Securities:
Taxable	455,275	2,350	2.05%	454,601	2,426	2.12%	499,617	2,849	2.29%
Tax-exempt(1)	108,230	1,558	5.73%	100,947	1,440	5.67%	82,368	1,390	6.79%
Total Securities(1)	563,505	3,908	2.76%	555,548	3,866	2.77%	581,985	4,239	2.93%
Federal funds sold	10,192	15	0.59%	14,748	18	0.49%	10,745	16	0.60%
Interest-bearing deposits with other financial institutions	60,438	65	0.43%	32,262	71	0.88%	46,594	73	0.63%
FHLB stock	6,931	65	3.73%	6,528	65	3.96%	6,528	66	4.07%
Total interest earning assets(1)	2,962,421	32,221	4.33%	2,769,122	30,601	4.40%	2,659,288	31,336	4.74%
Noninterest Earning Assets:
Cash and due from banks	43,883			46,440			46,646
Allowance for loan losses	(23,283)			(23,493)			(24,625)
Other assets	223,377			223,601			218,765
Total noninterest earning assets	243,977			246,548			240,786
Total assets	$3,206,398			$3,015,670			$2,900,074
Interest-bearing liabilities:
Interest bearing deposits:
Money market	$693,790	$662	0.38%	$622,430	$650	0.42%	$585,947	$446	0.31%
Negotiable order of withdrawals	679,100	674	0.39%	683,527	639	0.37%	717,590	687	0.39%
Savings deposits	132,016	51	0.15%	130,864	51	0.16%	220,639	156	0.28%
Time deposits	394,739	551	0.56%	400,088	575	0.57%	310,744	441	0.57%
Total interest bearing deposits	1,899,645	1,938	0.41%	1,836,909	1,915	0.41%	1,834,920	1,730	0.38%
Other interest-bearing liabilities:
FHLB advances	117,825	258	0.87%	58,803	171	1.16%	36,773	135	1.48%
Other borrowings	25,545	20	0.31%	30,515	13	0.17%	34,041	23	0.27%
Long-term debt	32,609	319	3.89%	39,910	289	2.88%	41,005	358	3.51%
Total other interest-bearing liabilities	175,979	597	1.35%	129,228	473	1.46%	111,819	516	1.86%
Total Interest-bearing liabilities	$2,075,624	$2,535	0.49%	$1,966,137	$2,388	0.48%	$1,946,739	$2,246	0.46%
Noninterest bearing liabilities:
Demand deposits	$768,018			$738,328			$668,295
Other liabilities	43,770			34,656			25,252
Total noninterest-bearing liabilities	811,788			772,984			693,547
Total liabilities	2,887,412			2,739,121			2,640,286
Shareholders' equity	318,986			276,549			259,790
Total liabilities and shareholders' equity	$3,206,398			$3,015,670			$2,900,076
Net interest income (1)		$29,686			$28,213			$29,090
Interest rate spread (1)			3.92%			3.98%			4.36%
Net interest margin (1)			3.99%			4.05%			4.40%
Average interest-earning assets to average interesting-bearing liabilities			142.7%			140.8%			136.6%
Tax equivalent adjustment		$654			$596			$732
Loan yield components:
Contractual interest rate on loans held for investment (1)		21,790	4.79%		$20,513	4.66%		$19,927	4.62%
Origination and other loan fee income		1,868	0.41%		2,306	0.52%		2,536	0.59%
Accretion on purchased loans		343	0.08%		814	0.19%		1,555	0.36%
Syndication fee income		—	—		—	—		825	0.19%
Total loan yield		$24,001	5.27%		$23,633	5.37%		$24,843	5.75%

(1) Includes tax equivalent adjustment using combined rate of 39.225%

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Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	Three Months Ended			Three Months Ended
	March 31, 2016			December 31, 2015
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	1,704,973	22,305	5.26%	$1,663,468	$21,162	5.05%
Loans held for sale	250,355	2,054	3.30%	315,225	2,506	3.15%
Securities:
Taxable	534,000	3,021	2.28%	566,446	3,108	2.18%
Tax-exempt(1)	70,561	1,160	6.61%	71,289	1,127	6.27%
Total Securities(1)	604,561	4,181	2.78%	637,735	4,235	2.63%
Federal funds sold	15,066	15	0.40%	17,739	19	0.42%
Interest-bearing deposits with other financial institutions	46,519	76	0.66%	13,080	53	1.61%
FHLB stock	6,528	66	4.07%	6,655	67	3.99%
Total interest earning assets(1)	2,628,002	28,697	4.39%	2,653,902	28,042	4.19%
Noninterest Earning Assets:
Cash and due from banks	47,211			56,596
Allowance for loan losses	(24,480)			(27,308)
Other assets	234,714			152,396
Total noninterest earning assets	257,445			181,684
Total assets	$2,885,447			$2,835,586
Interest-bearing liabilities:
Interest bearing deposits:
Money market	$630,911	$534	0.34%	$580,708	$461	0.31%
Negotiable order of withdrawals	656,643	643	0.39%	614,908	592	0.38%
Savings deposits	208,629	220	0.42%	207,606	265	0.51%
Time deposits	319,715	362	0.46%	328,237	306	0.37%
Total interest bearing deposits	1,815,898	1,759	0.39%	1,731,459	1,624	0.37%
Other interest-bearing liabilities:
FHLB advances	50,035	124	1.00%	56,847	135	0.94%
Other borrowings	93,050	65	0.28%	119,660	82	0.27%
Long-term debt	41,005	427	4.19%	41,005	415	4.02%
Total other interest-bearing liabilities	184,090	616	1.35%	217,512	632	1.15%
Total Interest-bearing liabilities	$1,999,988	$2,375	0.48%	$1,948,971	$2,256	0.46%
Noninterest bearing liabilities:
Demand deposits	$605,578			$599,255
Other liabilities	33,050			53,428
Total noninterest-bearing liabilities	638,628			652,683
Total liabilities	2,638,616			2,601,654
Shareholders' equity	246,831			233,932
Total liabilities and shareholders' equity	$2,885,447			$2,835,586
Net interest income (1)		$26,322			$25,786
Interest rate spread (1)			4.00%			3.82%
Net interest margin (1)			4.03%			3.85%
Average interest-earning assets to average interesting-bearing liabilities			131.4%			136.2%
Tax equivalent adjustment		$379			$490
Loan yield components:
Contractual interest rate on loans held for investment (1)		$20,116	4.75%		$20,020	4.77%
Origination and other loan fee income		1,363	0.32%		888	0.21
Accretion on purchased loans		826	0.19%		254	0.06%
Syndication fee income		—	—		—	—
Total loan yield		$22,305	5.26%		$21,162	5.05%

(1) Includes tax equivalent adjustment using combined rate of 39.225%

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Average Balance, Average Yield Earned and Average Rate Paid
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data)

	For the Year Ended			For the Year Ended
	December 31, 2016			December 31, 2015
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$1,750,796	$94,782	5.41%	$1,528,719	$78,275	5.12%
Loans held for sale	362,518	11,268	3.11%	250,237	9,651	3.86%
Securities:
Taxable	485,083	10,646	2.19%	537,762	11,783	2.19%
Tax-exempt(1)	91,863	5,548	6.04%	73,871	4,620	6.25%
Total Securities(1)	576,946	16,194	2.81%	611,633	16,403	2.68%
Federal funds sold	12,686	64	0.50%	8,969	51	0.57%
Interest-bearing deposits with other financial institutions	51,861	285	0.55%	10,508	155	1.48%
FHLB stock	6,630	262	3.95%	6,692	262	3.92%
Total interest earning assets(1)	2,761,437	122,855	4.45%	2,416,758	104,797	4.34%
Noninterest Earning Assets:
Cash and due from banks	46,523			45,987
Allowance for loan losses	(23,986)			(28,688)
Other assets	217,300			143,838
Total noninterest earning assets	239,837			161,137
Total assets	$3,001,274			$2,577,895
Interest-bearing liabilities:
Interest bearing deposits:
Money market	$614,804	$2,292	0.37%	$455,271	$1,477	0.32%
Negotiable order of withdrawals	699,907	2,643	0.38%	621,630	2,327	0.37%
Savings deposits	129,544	478	0.37%	183,307	929	0.51%
Time deposits	401,483	1,929	0.48%	303,354	1,559	0.51%
Total interest bearing deposits	1,845,738	7,342	0.40%	1,563,562	6,292	0.40%
Other interest-bearing liabilities:
FHLB advances	64,309	688	1.07%	78,066	608	0.78%
Other borrowings	45,691	121	0.26%	127,449	318	0.25%
Long-term debt	38,207	1,393	3.65%	41,003	1,692	4.13%
Total other interest-bearing liabilities	148,207	2,202	1.49%	246,518	2,618	1.06%
Total Interest-bearing liabilities	$1,993,945	$9,544	0.48%	$1,810,080	$8,910	0.49%
Noninterest bearing liabilities:
Demand deposits	$695,765			$519,273
Other liabilities	34,978			19,698
Total noninterest-bearing liabilities	730,743			538,971
Total liabilities	2,724,688			2,349,051
Shareholders' equity	276,587			228,844
Total liabilities and shareholders' equity	$3,001,275			$2,577,895
Net interest income (1)		$113,311			$95,887
Interest rate spread (1)			4.05%			3.93%
Net interest margin (1)			4.10%			3.97%
Average interest-earning assets to average interesting-bearing liabilities			138.5%			133.5%
Tax equivalent adjustment		$2,361			$2,015
Loan yield components:
Contractual interest rate on loans held for investment (1)		$82,346	4.70%		$72,975	4.77%
Origination and other loan fee income		8,073	0.46%		4,356	0.28%
Accretion on purchased loans		3,538	0.20%		254	0.02%
Syndicated fee income		825	0.05%		690	0.05%
Total loan yield		$94,782	5.41%		$78,275	5.12%

(1) Includes tax equivalent adjustment using combined rate of 39.225%

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Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2016				2015
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Banking segment
Net interest income	$28,959	$28,142	$29,217	$26,014	$24,905
Provision for loan losses	(752)	71	(789)	(9)	(2,127)
Mortgage banking income- retail footprint	4,439	8,981	7,215	6,144	4,997
Other noninterest income	5,155	7,024	8,223	6,532	5,000
Noninterest expense (1)	26,856	31,785	28,144	25,607	28,403
Pre-tax income after allocations	12,449	12,291	17,300	13,092	8,626
Total assets	2,752,773	2,661,116	2,508,867	2,534,423	2,570,071
Intracompany funding income included in net interest income	4,081	3,473	2,824	2,259	2,332
Efficiency ratio*	65.14%	65.22%	63.06%	66.72%	70.53%
Mortgage segment
Net interest income	73	(525)	(859)	(71)	391
Provision for loan losses	-	-	-	-	-
Noninterest income	21,738	27,957	22,918	18,359	14,112
Noninterest expense	20,463	23,744	22,451	15,740	13,477
Direct contribution	1,348	3,688	(392)	2,548	1,026
Total assets	524,108	526,064	409,091	321,140	329,349
Intracompany funding charge included
in net interest income	4,081	3,473	2,824	2,259	2,332
Efficiency ratio*	89.37%	76.34%	76.52%	81.52%	94.13%
Mortgage closings
Consumer direct	$779,305	$686,882	$579,589	$419,894	$349,495
Third party origination (TPO)	191,250	210,157	171,835	146,811	149,483
Retail	64,910	74,262	64,304	43,730	41,858
Retail footprint	179,770	212,266	174,545	124,941	129,964
Reverse	19,859	20,351	17,008	15,341	15,497
Correspondent	316,465	155,191	4,145	-	-
Total	$1,551,559	$1,359,109	$1,011,426	$750,717	$686,297
Gain on origination and sale of
mortgage loans held for sale	$22,426	$33,277	$26,705	$23,280	$17,596
Mortgage servicing income	3,751	3,661	3,428	1,223	1,513
Total mortgage banking
income	$26,177	$36,938	$30,133	$24,503	$19,109
Interest rate lock commitments
pipeline (period end)
Consumer direct	$307,699	$573,636	$479,005	$338,506	$141,133
Third party origination (TPO)	79,967	97,353	105,590	83,911	69,576
Retail	77,033	107,419	122,951	91,921	52,686
Correspondent	68,221	72,092	20,392	-	-
Total	$532,920	$850,500	$727,938	$514,338	$263,395

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures contained in the corresponding earnings release.

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Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	2016				2015
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Loans by market
Metropolitan	$1,352,181	$1,296,673	$1,248,548	$1,227,944	$1,199,736
Community	465,928	465,946	464,876	457,807	464,204
Other	30,675	30,724	36,880	26,635	37,923
Total	$1,848,784	$1,793,343	$1,750,304	$1,712,386	$1,701,863
Deposits by market
Metropolitan	1,523,116	$1,494,267	$1,380,854	$1,353,613	$1,339,632
Community	1,103,033	1,084,243	1,089,305	1,115,520	1,098,842
Mortgage (1)	45,413	61,562	44,138	-	-
Total	$2,671,562	$2,640,072	$2,514,297	$2,469,133	$2,438,474

(1) Deposits related to escrow balances from mortgage servicing portfolio

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Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2016				2015
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015

Commercial and industrial	$386,233	$360,816	$346,381	$320,499	$318,791
Construction	245,905	234,486	216,181	214,536	238,170
Residential real estate:
1-to-4 family mortgage	294,924	286,605	287,989	290,542	290,704
Residential line of credit	177,190	173,898	174,525	171,218	171,526
Multi-family mortgage	44,977	54,129	41,005	59,123	59,510
Commercial real estate:
Owner occupied	357,346	370,326	363,737	361,156	337,664
Non-owner occupied	267,902	237,550	237,252	226,734	207,871
Consumer and other	74,307	75,533	83,234	68,578	77,627
Total loans held for investment	$1,848,784	$1,793,343	$1,750,304	$1,712,386	$1,701,863

Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$23,290	$23,734	$24,431	$24,460	$27,194
Charge-off's	(1,230)	(714)	(654)	(252)	(1,463)
Recoveries	439	199	746	232	856
Provision for loan losses	(752)	71	(789)	(9)	(2,127)
Allowance for loan losses at the end of the period	$21,747	$23,290	$23,734	$24,431	$24,460

Allowance for loan losses as a percentage of total loans held for investment	1.18%	1.30%	1.36%	1.43%	1.44%

Charge-offs:
Commercial and Industrial	$(6)	$(358)	$(196)	$(2)	$(734)
Construction	-	-	(2)	-	(48)
Residential real estate:
1-to-4 family mortgage	(5)	(166)	(53)	-	(289)
Residential line of credit	(28)	(29)	(75)	-	(126)
Multi-family mortgage	-	-	-	-	-
Commercial real estate:
Owner occupied	(156)	-	(93)	-	(5)
Non-owner occupied	(527)	-	-	-	-
Consumer and other	(508)	(161)	(235)	(250)	(261)
Total Charge Offs:	(1,230)	(714)	(654)	(252)	(1,463)
Recoveries:
Commercial and Industrial	44	8	462	10	63
Construction	79	32	64	41	268
Residential real estate:
1-to-4 family mortgage	18	2	45	62	34
Residential line of credit	31	36	70	37	35
Multi-family mortgage	-	-	-	-	-
Commercial real estate:
Owner occupied	125	4	5	6	9
Non-owner occupied	168	22	1	4	336
Consumer and other	(26)	95	99	72	111
Total Recoveries:	439	199	746	232	856
Net (charge-off's) recoveries	$(791)	$(515)	$92	$(20)	$(607)

Net (charge-off's) recoveries as a percentage of average total loans	-0.17%	-0.12%	0.02%	0.00%	-0.14%

Loans classified as substandard	$38,585	$40,056	$41,709	$46,295	$48,529

Nonperforming assets
Past due 90 days or more and accruing interest	$1,329	$1,342	$1,354	$1,431	$887
Non-accrual	8,729	9,622	9,752	10,064	10,700
Total nonperforming loans	$10,058	$10,964	$11,106	$11,495	$11,587
Other real estate owned	7,403	8,964	9,902	10,533	11,641
Other	1,654	1,654	1,654	1,654	1,654
Total nonperforming assets	$19,115	$21,582	$22,662	$23,682	$24,882
Total nonperforming loans as a percentage of loans held for investment	0.54%	0.61%	0.63%	0.67%	0.68%
Total nonperforming assets as a percentage of total assets	0.58%	0.68%	0.78%	0.83%	0.86%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.04%	0.04%	0.05%	0.05%	0.03%
Loans restructured as troubled debt restructurings	$8,801	$10,125	$14,970	$15,444	$15,289
Troubled debt restructurings as a percentage of loans held for investment	0.48%	0.56%	0.86%	0.90%	0.90%

Note: During the fourth quarter of 2016, the Company realigned certain loan call report codes to better align with financial reporting categories. All periods shown have been amended to reflect this change.

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Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	December 31, 2016	December 31, 2015

Total Equity	$330,498	$236,674
Less:
Goodwill	46,867	46,904
Other intangibles	4,563	6,695
Tangible Common Equity	$279,068	$183,075

Total Assets	$3,276,881	$2,899,420
Less:
Goodwill	46,867	46,904
Other intangibles	4,563	6,695
Tangible Assets	$3,225,451	$2,845,821

Total Common Equity to Total Assets	10.09%	8.16%
Tangible Common Equity to Tangible Assets*	8.65%	6.43%

	December 31, 2016	December 31, 2015
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$287,308	$181,633
Tier 1 Capital	$317,308	$211,633
Total Capital	$339,055	$246,168

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.05%	8.23%
Tier 1 Risk-Based	12.21%	9.58%
Total Risk-Based	13.04%	11.15%
Tier 1 Leverage	10.06%	7.64%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures contained in the corresponding earnings release.

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Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	2016				2015
Securities available for sale (at fair value)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Debt securities
U.S. government agency securities	$985	$2,501	$15,510	$19,181	$33,808
Mortgage-backed securities - residential	443,908	433,564	425,311	472,706	522,373
Municipals, tax exempt	116,923	104,112	96,001	82,043	79,837
Treasury securities	11,757	4,506	4,513	4,506	4,485
Total debt securities	573,573	544,683	541,335	578,436	640,503
Equity securities	8,610	8,674	8,972	8,941	8,884
Total securities available-for-sale	$582,183	$553,357	$550,307	$587,377	$649,387

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Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	2016				2015
Pro forma core net income	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Pre-tax net income	$13,797	$15,979	$16,908	$15,640	$9,652
Non-core items:
Noninterest income
Gain on sale of securities	-	416	2,591	1,400	2
(Loss) gain on sales or write-downs of foreclosed and other assets	(349)	1,653	(254)	129	(287)
Noninterest expenses
One-time equity grants	-	2,960	-	-	-
Variable compensation charge related to cash settled equity awards	1,041	213	-	-	-
Merger and conversion	-	1,122	1,540	606	2,965
(Recovery of) impairment of mortgage servicing rights	(3,411)	2,402	4,914	773	194
Loss on sale of mortgage servicing rights	4,447	-	-	-	-
Pre tax core net income	$16,223	$20,607	$21,025	$15,490	$13,096
Pro forma core income tax expense	5,739	7,672	7,874	5,781	5,043
Pro forma core net income	$10,484	$12,935	$13,151	$9,709	$8,053
Weighted average common shares outstanding fully diluted	24,500,943	18,332,192	17,180,000	17,180,000	17,180,000

Pro forma core diluted earnings per share
Diluted earning per share	$0.37	$0.07	$0.92	$0.85	$0.53
Non-core items:
Noninterest income
Gain on sale of securities	-	0.02	0.15	0.08	0.00
(Loss) gain on sales or write-downs of foreclosed and other assets	(0.01)	0.09	(0.01)	0.01	(0.02)

Noninterest expenses
One-time equity grants	-	0.16	-	-	-
Variable compensation charge related to cash settled equity awards	0.04	0.01			-
Merger and conversion	-	0.06	0.09	0.04	0.17
(Recovery of) impairment of mortgage servicing rights	(0.14)	0.13	0.29	0.04	0.01
Loss on sale of mortgage servicing rights	0.18	-			-
Tax effect	(0.04)	0.39	(0.39)	(0.28)	(0.27)
Pro forma core diluted earnings per share	$0.43	$0.71	$0.77	$0.57	$0.47

	2016				2015
Core efficiency ratio (tax-equivalent basis)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total noninterest expense	$47,319	$55,529	$50,595	$41,347	$41,880
Less one-time equity grants	-	2,960	-	-	-
Less variable compensation charge related to cash settled equity awards	1,041	213	-	-	-
Less merger and conversion expenses	-	1,122	1,540	606	2,965
Less (recovery of) impairment of mortgage servicing rights	(3,411)	2,402	4,914	773	194
Less loss on sale of mortgage servicing rights	4,447	-	-	-	-
Core noninterest expense	$45,242	$48,832	$44,141	$39,968	$38,721
Net interest income (tax-equivalent basis)	29,686	28,213	29,090	26,322	25,786
Total noninterest income	31,332	43,962	38,356	31,035	24,109
Less gain on sales or write-downs of foreclosed and other assets	(349)	1,653	(254)	129	(287)
Less gain on sales of securities	-	416	2,591	1,400	2
Core noninterest income	31,681	41,893	36,019	29,506	24,394
Core revenue	$61,367	$70,106	$65,109	$55,828	$50,180
Core efficiency ratio (tax-equivalent basis)	73.72%	69.65%	67.80%	71.59%	77.16%

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Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	2016				2015
Banking segment core efficiency ratio (tax equivalent)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Core noninterest expense	$45,242	$48,832	$44,141	$39,968	$38,721
Less Mortgage Banking segment noninterest expense	20,463	23,744	22,451	15,740	13,477
Add (recovery of) impairment of mortgage servicing rights	(3,411)	2,402	4,914	773	194
Add loss on sale of mortgage servicing rights	4,447	-	-	-	-
Adjusted Banking segment noninterest expense	25,815	27,490	26,604	25,001	25,438
Adjusted core revenue	61,367	70,106	65,109	55,828	50,180
Less Mortgage Banking segment noninterest income	21,738	27,957	22,918	18,359	14,112
Adjusted Banking segment noninterest income	$39,629	$42,149	$42,191	$37,469	$36,068
Banking segment core efficiency ratio (tax-equivalent basis)	65.14%	65.22%	63.06%	66.72%	70.53%

Mortgage Banking segment core efficiency ratio (tax equivalent)
Noninterest expense	$47,319	$55,529	$50,595	$41,347	$41,880
Less impairment of mortgage servicing rights	(3,411)	2,402	4,914	773	194
Less loss on sale of mortgage servicing rights	4,447	-	-	-	-
Less Banking segment noninterest expense	26,856	31,785	28,144	25,607	28,403
Adjusted Mortgage Banking segment noninterest expense	$19,427	$21,342	$17,537	$14,967	$13,283
Total noninterest income	31,332	43,962	38,356	31,035	24,109
Less Banking segment noninterest income	9,594	16,005	15,438	12,676	9,997
Adjusted Mortgage Banking segment noninterest income	$21,738	$27,957	$22,918	$18,359	$14,112
Mortgage Banking segment core efficiency ratio (tax-equivalent basis)	89.37%	76.34%	76.52%	81.52%	94.13%

	2016				2015
Tangible assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Tangible Assets
Total assets	$3,276,881	$3,187,180	$2,917,958	$2,855,563	$2,899,420
Less goodwill	46,867	46,867	46,867	46,867	46,904
Less core deposit intangibles	4,563	5,090	5,616	6,143	6,695
Tangible assets	$3,225,451	$3,135,223	$2,865,475	$2,802,553	$2,845,821
Tangible Common Equity
Total shareholders' equity	$330,498	$329,108	$265,768	$253,236	$236,674
Less goodwill	46,867	46,867	46,867	46,867	46,904
Less core deposit intangibles	4,563	5,090	5,616	6,143	6,695
Tangible common equity	$279,068	$277,151	$213,285	$200,226	$183,075
Common shares outstanding	24,107,660	23,975,122	17,180,000	17,180,000	17,180,000
Book value per common share	$13.71	$13.73	$15.47	$14.74	$13.78
Tangible book value per common share	$11.58	$11.56	$12.41	$11.65	$10.66
Total shareholders' equity to total assets	10.09%	10.33%	9.11%	8.87%	8.16%
Tangible common equity to tangible assets	8.65%	8.84%	7.44%	7.14%	6.43%
Net income	$9,010	$1,207	$15,775	$14,599	$9,191
Return on tangible common equity	12.84%	1.73%	29.75%	29.33%	19.92%

	2016				2015
Return on average tangible common equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total average shareholders' equity	$318,986	$276,549	$259,790	$246,831	$233,932
Less average goodwill	46,839	46,839	46,839	46,868	46,875
Less average core deposit intangibles	4,694	5,402	5,912	6,487	6,042
Average tangible common equity	$267,453	$224,308	$207,039	$193,476	$181,015
Net income	$9,010	$1,207	$15,775	$14,599	$9,191
Return on average tangible common equity	13.40%	2.14%	30.64%	30.35%	20.14%

	2016				2015
Pro forma return on average tangible common equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Tangible average equity	$267,453	$224,308	$207,039	$193,476	$181,015
Pro forma net income	$9,010	$10,033	$10,576	$9,803	$5,935
Pro forma return on average tangible common equity	13.40%	17.79%	20.55%	20.38%	13.01%

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Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	2016				2015
Pro forma core return on average tangible equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Pre-tax pro forma net income	$13,797	$15,979	$16,908	$15,640	$9,652
Adjustments:
Add non-core items	2,426	4,628	4,117	(150)	3,444
Less pro forma core income tax expense	5,739	7,672	7,874	5,781	5,043
Pro forma core net income	$10,484	$12,935	$13,151	$9,709	$8,053
Pro forma core return on average tangible common equity	15.60%	22.94%	25.55%	20.18%	17.65%

	2016				2015
Pro forma core return on average assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net income	$9,010	$1,207	$15,775	$14,599	$9,191
Average assets	3,206,398	3,015,670	2,900,074	2,885,447	2,835,586
Average equity	318,986	276,549	259,790	246,831	233,932
Return on average assets	1.12%	0.16%	2.19%	2.03%	1.29%
Return on average equity	11.24%	1.74%	24.42%	23.79%	15.59%
Pro forma core net income	10,484	12,935	13,151	9,709	8,053
Pro forma core return on average assets	1.30%	1.71%	1.82%	1.35%	1.13%
Pro forma core return on average equity	13.08%	18.61%	20.36%	15.82%	13.66%

	2016				2015
Pro forma core total revenue	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net interest income	$29,032	$27,617	$28,358	$25,943	$25,296
Noninterest income	31,332	43,962	38,356	31,035	24,109
Less adjustments:
Gain on sale of securities	-	416	2,591	1,400	2
(Loss) gain on sales or write-downs of foreclosed and other assets	(349)	1,653	(254)	129	(287)
Pro forma core total revenue	$60,713	$69,510	$64,377	$55,449	$49,690

	2016				2015
Core deposits	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total deposits	$2,671,562	$2,640,072	$2,514,297	$2,469,133	$2,438,474
Less jumbo time deposits	60,124	64,275	58,999	52,044	52,320
Core deposits	$2,611,438	$2,575,797	$2,455,298	$2,417,089	$2,386,154